UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2025

SOUNDHOUND AI, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40193	85-1286799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 Betsy Ross Drive Santa Clara, CA	95054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 441-3200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SOUN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment	SOUNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 23, 2025, SoundHound AI, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”), The number of shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), entitled to vote at the Annual Meeting was 368,055,781 shares and the number of shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Voting Stock”), entitled to vote at the Annual Meeting was 32,535,408 shares. Stockholders were entitled to one vote for each share of Class A Common Stock owned and 10 votes for each share of Class B Common Stock owned. The number of shares of Voting Stock present or represented by valid proxy at the Annual Meeting was 229,672,526 shares representing 522,491,198 votes. At the Annual Meeting, the Company’s stockholders (i) re-elected each of Dr. Keyvan Mohajer, James Hom, Larry Marcus, Diana Sroka and Dr. Eric Ball as directors to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2026 Annual Meeting of Stockholders, or until their successors are elected and qualified, (ii) ratified the appointment by the Board of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, (iii) approved an amendment to Section 4.1 of Article IV of the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 455,000,000 to 755,000,000 (the “Authorized Share Proposal”), (iv) approved an amendment to Section 12.1 of Article XII of the Company’s Second Amended and Restated Certificate of Incorporation regarding the waiver of corporate opportunities (the “Opportunity Waiver Limitation Proposal”), (v) approved an amendment to Article VIII of the Company’s Second Amended and Restated Certificate of Incorporation to provide for officer exculpation (the “Officer Exculpation Proposal”), (vi) approved amendments to Article IV and Article X of the Company’s Second Amended and Restated Certificate of Incorporation to adjust the voting requirements for certain future amendments to the charter in accordance with recent amendments to Section 242(d) of the Delaware General Corporation Law (the “242(d) Proposal”), and (vii) approved an amendment to Section 5.2 of Article V of the Company’s Second Amended and Restated Certificate of Incorporation to remove subsection 5.2.2 relating to the ratification of contracts and acts by stockholders (the “Stockholder Ratification Proposal” and, together with the Authorized Share Proposal, the Opportunity Waiver Limitation Proposal, the Officer Exculpation Proposal and the 242(d) Proposal, the “Charter Amendment Proposals”).

The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal No. 1 – Election of directors

Dr. Keyvan Mohajer, James Hom, Larry Marcus, Diana Sroka and Dr. Eric Ball were elected to serve until the 2026 annual meeting of stockholders or until his or her successor is duly elected and qualified or until his or her earlier resignation or removal or otherwise is disqualified from serving as a director of the Company. The voting results were as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Dr. Keyvan Mohajer	376,768,267	2,251,068	143,471,863
James Hom	370,362,181	8,657,154	143,471,863
Larry Marcus	361,050,721	17,968,614	143,471,863
Diana Sroka	361,657,664	17,361,671	143,471,863
Dr. Eric Ball	377,671,171	1,348,164	143,471,863

Proposal No. 2 – Ratification of the appointment by the Board of the Company of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025

The ratification of the appointment by the Board of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
518,973,287	2,198,238	1,319,673

Proposal No. 3 – Approval of an amendment to Section 4.1 of Article IV of the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 455,000,000 to 755,000,000

The Authorized Share Proposal was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
490,008,587	30,064,422	2,418,189

Proposal No. 4 – Approval of an amendment to Section 12.1 of Article XII of the Company’s Second Amended and Restated Certificate of Incorporation regarding the waiver of corporate opportunities

The Opportunity Waiver Limitation Proposal was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
375,822,006	2,254,872	942,457	143,471,863

Proposal No. 5 – Approval of an amendment to Article VIII of the Company’s Second Amended and Restated Certificate of Incorporation to provide for officer exculpation

The Officer Exculpation Proposal was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
352,736,090	25,374,250	908,995	143,471,863

Proposal No. 6 – Approval of amendments to Article IV and Article X of the Company’s Second Amended and Restated Certificate of Incorporation to adjust the voting requirements for certain future amendments to the charter in accordance with recent amendments to Section 242(d) of the Delaware General Corporation Law

The 242(d) Proposal was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
369,662,074	8,486,979	870,282	143,471,863

Proposal No. 7 – Approval of an amendment to Section 5.2 of Article V of the Company’s Second Amended and Restated Certificate of Incorporation to remove subsection 5.2.2 relating to the ratification of contracts and acts by stockholders

The Stockholder Ratification Proposal was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
375,466,829	2,422,325	1,130,181	143,471,863

Item 8.01. Other Events.

On May 29, 2025, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of the Company to give effect to the Charter Amendment Proposals and filed a Restated Certificate of Incorporation of the Company thereafter. The Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto.

Item 9.01. Financial Statement and Exhibits.

Exhibit Number	Description
3.1	Restated Certificate of Incorporation
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2025	SoundHound AI, Inc.

/s/ Keyvan Mohajer
	Name:	Keyvan Mohajer
	Title:	Chief Executive Officer

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